SCUDDER
                                                                     INVESTMENTS

The Japan Fund, Inc.

Supplement to Prospectus Dated May 1, 2001
--------------------------------------------------------------------------------

The following information replaces the current disclosure for The Japan Fund, Inc. in the "Portfolio Management" section of the Prospectus:

Effective April 22, 2002, the following people handle the day-to-day management of the fund:

  Sean Lenihan
  Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
   o Joined Deutsche Asset Management and the Fund in 2001.
   o Over 10 years of investment experience in Japanese equities.
   o Previously served as a Japanese large cap equity analyst and later a Japanese small-medium cap fund manager/analyst for Schroder Investment Management (Japan) Ltd. for the seven years prior to joining the Advisor.

  Timothy Griffen
  Senior Vice President of Deutsche Asset Management and Portfolio Manager of the fund.
   o Joined Deutsche Asset Management in 1997 and the Fund in 2002.
   o Over 11 years of investment industry experience.
   o Previously served as a portfolio manager responsible for investing in Japan and the Pacific Basin for Draycott Partners for the six years prior to joining the Advisor.
   o MBA, University of South Carolina.



April 16, 2002